SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): May 9, 2006

ASSET BACKED SECURITIES CORPORATION (as depositor under the Pooling and Servicing Agreement, relating to the Asset Backed Pass-Through Certificates,

Series 2006-HE3)

ASSET BACKED SECURITIES CORPORATION, HOME EQUITY LOAN TRUST, SERIES 2006-HE3
(Exact name of Issuing Entity as specified in its charter)

ASSET BACKED SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

DLJ MORTGAGE CAPITAL, INC.
(Exact name of Sponsor as specified in its charter)
ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-131465	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated May 2, 2006, in connection with the issuance of Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE3, Asset Backed Pass-Through Certificates, Series 2006-HE3, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

99.1

The Pooling and Servicing Agreement dated as of April 1, 2006, among Asset Backed Securities Corporation, as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Option One Mortgage Corporation, as servicer (the “Servicer”)  and U.S. Bank National Association, as trustee (the “Trustee”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASSET BACKED SECURITIES

CORPORATION

By: /s/  Gregory Richter__________

Name: Gregory Richter

Title: Vice President

Dated:  May 9, 2006

Exhibit Index

Exhibit

Page

99.1

Pooling and Servicing Agreement dated as of April 1, 2006 (the “Agreement”) among Asset Backed Securities Corporation, as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Option One Mortgage Corporation, as servicer (the “Servicer”)  and U.S. Bank National Association, as trustee (the “Trustee”).

EXHIBIT 99.1